Exhibit 99.1

New Era Energy & Digital Announces Public Offering of Common Stock

MIDLAND, Texas – April 8, 2026 – New Era Energy & Digital, Inc. (“New Era” or the “Company”) (NASDAQ: NUAI) today announced the commencement of an underwritten public offering of shares of its common stock, par value $0.0001 per share (“Common Stock”), pursuant to an effective shelf registration statement on Form S-3 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Company intends to use the net proceeds it receives from the offering to repay all outstanding borrowings under a senior secured convertible promissory note payable to SharonAI, Inc. and the remainder, if any, for general corporate purposes.

The Company intends to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of Common Stock offered in the public offering at the public offering price, less the underwriting discounts and commissions.

Northland Capital Markets is serving as lead book-running manager for the offering. Texas Capital Securities is acting as book-running manager for the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The proposed offering will be made only by means of a prospectus and a prospectus supplement. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering and final prospectus supplement, when available, may be obtained from: Northland Securities, Inc., 150 South Fifth Street, Suite 3300, Minneapolis, MN, Attention: Heidi Fletcher, by telephone at (651) 851-4918 or by accessing the SEC’s website at www.sec.gov.

The offering is being conducted pursuant to the Registration Statement (File No. 333-292892), which was filed on January 23, 2026, and declared effective by the SEC on January 30, 2026, and corresponding prospectus. A preliminary prospectus supplement thereto has been filed with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of Common Stock or any other securities, nor shall there be any sale of such shares of Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About New Era Energy & Digital, Inc.

New Era is a developer and operator of next-generation digital infrastructure and integrated power assets.

Contacts:

New Era Energy & Digital, Inc. Investor and Media Contact:

OG Advisory Group

Lincoln Tan

nuai@orangegroupadvisors.com

Forward-Looking Statements

This press release contains “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the offering and the use of proceeds therefrom. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks contained in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.